                                POWER OF ATTORNEY

      I, the undersigned Executive Vice President and Chief Financial Officer of The Manufacturers Life Insurance Company of (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Robert A. Cook, James R. Boyle, Marc Costantini, James D. Gallagher, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 10, 2004 and remains in effect until revoked or revised.

SIGNATURE                           TITLE                           DATE
---------                   ------------------------                ----
                            Executive Vice President
                            & Chief Financial Officer
_____________________       Chief Financial Officer         ______________________
Marc Costantini

                                POWER OF ATTORNEY

      I, an undersigned Director of The Manufacturers Life Insurance Company of (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Robert A. Cook, James R. Boyle, Marc Costantini, James D. Gallagher, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective June 10, 2004 and remains in effect until revoked or revised.

SIGNATURE                               TITLE                     DATE
---------                               -----                     ----
/s/ JOHN D. DESPREZ III                Director           ______________________
-----------------------
John D. DesPrez III

/s/ ALISON ALDEN                       Director           ______________________
-----------------------
Alison Alden

/s/ JAMES R. BOYLE                     Director           ______________________
-----------------------
James R. Boyle

/s/ ROBERT A. COOK                     Director           ______________________
-----------------------
Robert A. Cook

/s/ JAMES P. O'MALLEY                  Director           ______________________
-----------------------
James P. O'Malley

/s/ JOHN R. OSTLER                     Director           ______________________
-----------------------
John R. Ostler

/s/ REX SCHLAYBAUGH, JR.               Director           ______________________
-----------------------
Rex Schlaybaugh, Jr.

/s/ DIANA SCOTT                        Director           ______________________
-----------------------
Diana Scott

/s/ WARREN A. THOMSON                  Director           ______________________
-----------------------
Warren A. Thomson
